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EXHIBIT 10.9

                              SEVENTH AMENDMENT TO LEASE,
                      EFFECTIVE AS OF THE 12TH DAY OF JUNE, 1997
                     BETWEEN THE REGISTRANT AND MATAS CORPORATION

    This Seventh Amendment to Lease is made and entered into as of the 12th day of June, 1997 between American National Bank and Trust Company of Chicago, not individually, but solely, as Trustee under a certain Trust Agreement dated the 30th day of July, 1985, and known as Trust number 65110 (the "Landlord"), and MMI companies, Inc. (the "Tenant"). This agreement amends that certain Lease dated the 7th day of December, 1990 between Landlord and Tenant (the "Lease") as previously amended by First Amendment to Lease, dated August, 1992, Second Amendment to Lease, dated October, 1994, Third Amendment to Lease, dated January, 1996, Fourth Amendment to Lease, dated June, 1996 and Fifth Amendment to Lease dated July, 1996 and Sixth Amendment To Lease dated March, 1997. Landlord and Tenant are desirous of further amending the Lease for and in consideration of the premises and the agreements hereinafter set forth. Capitalized terms used herein shall have the same meaning as those ascribed to them in the Lease unless otherwise defined herein.

    1. LEASE OF PREMISES. Effective June 16, 1997 the definition of Premises in Paragraph 1 of the Lease is hereby amended to delete 4,915 rentable square feet on the fifth floor of the 520 Lake Cook Road Building (the "Deleted Space"), as shown on Exhibit A attached hereto and made a part hereof. The Premises shall continue to include the remaining 3,841 rentable square feet of space on the fifth floor of the 520 Lake Cook Road Building (Remaining Space).

    2. TERM. The Term for the entire Additional Premises of 8,756 rentable square feet added in the Third Amendment shall continue until June 15, 1997. The Term for the Remaining Space shall continue through July 31, 1997.

    3. BASE RENT. The Base Rent for the period from June 1, 1997 through June 15, 1997 shall be $7,406; and from June 16, 1997 through June 30, 1997 the Base Rent shall be $3,249. Commencing July 1, 1997 the Base Rent shall be $6,498. The Base Rent for the Additional Premises and the Remaining Space is based on $20.30 per rentable square foot.

    4. TENANT'S PROPORTIONATE SHARE. For the period from June 1, 1997 through June 15, 1997 Tenant's Proportionate Share for the Additional Premises of 8,756 rentable square feet shall be 5.0%. Effective June 16, 1997 Tenant's Proportionate Share on the Remaining Space shall be 2.2%.

    5. EXCULPATORY CLAUSE. This Amendment to Lease is executed by American National Bank and Trust Company of Chicago, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated July 30, 1985 and known as Trust Number 65110 at said Bank. Nothing in this Lease contained shall be construed as creating any liability whatsoever against said Trustee personally or said beneficiaries, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to perform any covenant, either express or implied, herein contained, to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee (and said beneficiaries, to the extent permitted by law), of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust Estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. The Trustee has no agents or employees and merely holds naked title to the property herein described and has no knowledge respecting rentals, leases or other factual matters with respect to the Premises, except as represented to it by the beneficiaries of the Trust.



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    6.   Except as modified by the terms of this Amendment, all of the terms and provisions of the said Lease shall be and remain in full force and effect.

LANDLORD                                    TENANT

MATAS CORPORATION, AS AGENT FOR        MMI COMPANIES, INC.
THE BENEFICIARY OF AMERICAN NATIONAL
BANK TRUST U/T/A/D JULY 30, 1985, AND
KNOWN A TRUST NO. 65110

BY:                                    BY:
    -------------------------------         ---------------------------
ITS:                                   ITS:
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